UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

IN8bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39692	82-5462585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, Suite 5330 New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646 600-6438

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	INAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2023, the Board of Directors (the “Board”) of IN8bio, Inc. (the “Company”) increased the size of the Board from seven to eight directors and, upon recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), appointed Corinne Epperly, M.D., as a Class II director of the Company, with her term expiring at the Company’s 2026 annual meeting of stockholders. Dr. Epperly will serve as a member of the Board’s Compensation Committee and its Science and Technology Committee.

Dr. Epperly served as the Chief Operating Officer of Cargo Therapeutics, Inc. (previously Syncopation Life Sciences, Inc.), a public clinical-stage biotechnology company focused on advancing curative cell therapies for cancer patients, from May 2021 to June 2023. Prior to that role, from January 2019 to March 2021, Dr. Epperly was a senior vice president of strategy and operations at Iovance Biotherapeutics, Inc., a public clinical-stage immuno-oncology company. From June 2017 to December 2018, she served as the chief operating officer at Vascular Biogenics Ltd., a public biopharmaceutical focused on cancer treatments. Prior to these roles, Dr. Epperly held the various positions at Bristol Myers Squibb and, prior to joining Bristol Myers Squibb, Dr. Epperly was an equity analyst in Global Pharmaceutical and Biotechnology Investment Research at Goldman Sachs International. Dr. Epperly served on the board of directors of Aveo Oncology, a formerly public commercial stage, oncology-focused biopharmaceutical company, from January 2020 to January 2023. Dr. Epperly received a B.Sc. in Biochemistry and Biology from the University of Virginia, an M.D. from the University of North Carolina Chapel Hill and an M.P.H. from the University of North Carolina Chapel Hill.

Dr. Epperly will receive compensation for her board and committee service consistent with the Company’s non-employee director compensation policy, as amended on December 5, 2023, a copy of which is attached hereto as Exhibit 10.1.

The Company and Dr. Epperly also entered into the Company’s standard form of indemnification agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Registration Statement on form S-1, filed with the Commission on November 5, 2020. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Dr. Epperly for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred by her in any action or proceeding arising out of her service as a director of the Company.

There are no arrangements or understandings between Dr. Epperly and any other persons pursuant to which Dr. Epperly was selected as a director. There are no relationships or transactions in which Dr. Epperly has or will have an interest, or was or is a party, requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2023, the Board approved and adopted the Second Amended and Restated Bylaws of the Company (the “Amended Bylaws”), which became effective immediately. The Amended Bylaws reflect, among other things, the following principal changes:

•

Advance Notice – Universal Proxy. The amendments address the universal proxy rules adopted by the Commission by requiring that any stockholder soliciting proxies in support of a nominee other than the Board’s nominees must comply with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements. Further, any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for the exclusive use by the Board.

•

Advance Notice – Informational and Disclosure Requirements. The amendments revise the advance notice disclosure requirements contained in the Amended Bylaws to require the stockholder proposing business or nominating directors to provide certain additional information regarding the stockholder and the stockholder’s relationship with the Company. Additionally, the Amended Bylaws require any candidate for the Board nominated by a stockholder to provide certain representations regarding the absence of certain voting commitments, disclosure of compensation for service, compliance with the Company’s corporate governance and other policies, and intent to serve their entire term if elected.

•	Advance Notice – Other. The amendments prohibit stockholders from submitting more nominees than the number of directors up for election at the applicable meeting.

•

Other Updates. The amendments to the Amended Bylaws also include the following additional updates: (i) revisions relating to adjournment procedures for meetings of stockholders, including to address recent amendments to the Delaware General Corporation Law (“DGCL”); and (ii) elimination of the requirement to make a stockholder list available for examination at meetings of stockholders as provided for by recent DGCL amendments.

The Amended Bylaws also include various other updates, including certain technical, conforming and clarifying changes. The foregoing description of the changes contained in the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporation by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of IN8bio, Inc., dated December 6, 2023.

10.1	Non-Employee Director Compensation Policy, as amended December 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IN8bio, Inc.

Date: December 7, 2023	By:	/s/ Patrick McCall
Patrick McCall
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)